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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K/A

                              AMENDMENT NO. 1 TO
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 1, 1996


                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


        0-15322                                             36-3144515
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(Commission File Number)                                (I.R.S. Employer
                                                        Identification No.)


        500 West Madison
        Chicago, Illinois                                       60661
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(Address of principal executive offices)                      (Zip Code)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former name or former address, if changed since last report.)

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     The undersigned registrant hereby amends its Current Report by filing herewith Exhibit 16.1, Letter Re: Change In Certifying Accountant


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS


     16.1 Letter from Price Waterhouse LLP pursuant to Item 304(a)(3) of Regulation S-K.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SYSTEM SOFTWARE ASSOCIATES, INC.


Date November 15, 1996        BY:  /s/ Joseph J. Skadra
                                  ------------------------------------------
                                  Joseph J. Skadra, Chief Financial Officer